Envirotech Vehicles INVESTOR PRESENTATION | JUNE 2021 ALL-ELECTRIC SOLUTIONS FOR THE TRANSPORT INDUSTRY Exhibit 99.1

This presentation has been prepared by Envirotech Vehicles, Inc. (the “Company”) and contains, in addition to historical information, certain forward-looking statements that are based the Company's current assumptions, expectations and projections about future performance and events. In particular, statements regarding future economic performance, finances, and expectations and objectives of management constitute forward-looking statements. Forward-looking statements can be identified by the fact that they do not relate strictly to historical facts and generally contain words such as “believes,” “expects,” “may,” “will,” “should,” “seeks,” “approximately,” “intends,” “plans,” “estimates,” “anticipates,” and other expressions that are predictions of or indicate future events and trends and that do not relate to historical matters. Although the forward-looking statements contained in this presentation are based upon information available at the time the statements are made and reflect the best judgment of the Company's management, forward-looking statements inherently involve known and unknown risks, uncertainties and other factors, which may cause the actual results, performance or achievements to differ materially from anticipated future results. Any forward-looking statements made in this presentation speak only as of the date on which it is made. The Company is under no duty to update any of these forward-looking statements after the date of this presentation to conform these statements to actual results or revised expectations. For historical information relating to the Company, you should consider the information contained in the Company’s filings with the U.S. Securities and Exchange Commission, (“SEC”), including its Annual Report on Form 10-K for the year ended December 31, 2020, and particularly in the sections entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors,” as well as the Company's subsequent filings with the SEC. Other unknown or unpredictable factors also could have material adverse effects on the Company's future results, performance or achievements. This presentation also contains estimates and other statistical data made by independent parties and by the Company relating to market size and growth and other data about the Company's industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. In addition, projections, assumptions and estimates of the Company's future performance and the future performance of the markets in which the Company operates are necessarily subject to a high degree of uncertainty and risk. By attending or receiving this presentation you acknowledge that you will be solely responsible for your own assessment of the market and the Company's market position and that you will conduct your own analysis and be solely responsible for forming your own view of the potential future performance of the Company's business. FORWARD-LOOKING STATEMENTS 2

THE FUTURE IS NOW Envirotech Vehicles is a provider of zero-emission purpose-built electric vehicles for light to heavy-duty commercial fleets Helping fleet operators unlock the benefits of green technology and address the challenges of traditional fuel price cost instability and local, state and federal environmental regulatory compliance 3

AGGRESSIVE TURNAROUND POSITIONS BUSINESS FOR GROWTH EXPANDING NATIONALLY New opportunities nationwide Partnerships and agreements are growing East Coast presence Benefits include: Industry expertise Broader product line Efficiencies: Reduced vehicle costs $28M in new capital since December 2020 Growth capital to scale business Changed name to Envirotech Vehicles to better reflect business 4

MARKET OPPORTUNITY Increasing demand for medium to heavy duty EV trucks is being driven by: Online Shipping Urbanization Home Delivery Freight & Commercial Vehicles “The electric vehicle market is expected to grow at a CAGR of 33.6% from 2020 to reach $2.5 trillion by 2027… The growth is attributed mainly to supportive government policies, increasing investments by leading automotive OEMs and rising environmental concerns regarding automotive emissions.” - Meticulous Research, May 2021 5

“BUY AMERICA” EXECUTIVE ORDER In January 2021, President Biden signed an executive order to transition U.S. government fleet to U.S.-manufactured electric vehicles Increased Demand: Replace ~456,000 government vehicles with U.S. manufactured electric vehicles Most vehicles are Class 3, 4 or 5 Large Market Opportunity: Plan equates to $25 billion in total Large portion pertains to vehicles in Envirotech Vehicles’ product line Envirotech Vehicles is the only U.S. purpose-built supplier of vehicles with current inventory of Class 3, 4, and 5 vehicles that can deliver product Positioned For Success: CEO Phillip Oldridge has extensive experience homologating vehicles produced abroad to be US DOT and FMVSS compliant and the expertise to manufacture vehicles in the U.S. Founder & former CEO of GreenPower Motor Company Former CEO of multiple transportation companies including Bus & Coach International, Cannon Coach Lines and Nevada Charter, and Canamera Carriers 6

PROJECTED FLEET VEHICLES EV GROWTH https://about.bnef.com/blog/electric-transport-revolution-set-spread-rapidly-light-medium-commercial-vehicle-market/

8 Initial capital investment being offset by fuel savings and reduced maintenance TOTAL COST OF OWNERSHIP BALANCE SWINGING TO ELECTRIC TRUCKS

SIGNIFICANT MOMENTUM SIGNING FACTORY AUTHORIZED REPRESENTATIVE AGREEMENTS 9 5.19.21 5.20.21 6.03.21 6.08.21 TLC Truck and Equipment Florida Zero Nox California Sunset Vans California Joseph Holdings Barbados

MERGER HIGHLIGHTS Expertise: 30+ years design + engineering experience Synergy: Previously a partner; reduced vehicle cost by eliminating 2-step vehicle markup Enhanced buying + negotiating power with vendors Expanded Product Line: Creates one of the most complete product lines in the industry Current vehicles ready for customers; multiple new products under development Certifications/VIN: Certified by the California Air Resources Board (CARB) Certified with NY agencies Ability to assign VINS and to homologate vehicles quickly 10

CURRENT EV PRODUCT LINEUP Providing innovative, high-quality conventional and special-purposed Class 3 and Class 4 vehicles to commercial and last-mile delivery fleets, school districts, public and private transportation service companies, colleges and universities 11

EV PRODUCTS EXPECTED TO COME IN 2021 12

TRUCK TOTAL COST OF OWNERSHIP Total Savings $131,240* Total Savings $171,240* Total Savings $131,240* Without Funding *As compared to the price of a Class 4 diesel truck at $65,000 and a life expectancy estimated of 12 years. Total Savings $146,240* 13 See Appendix for more detailed information

FINANCIAL PROFILE $28M in new capital ~$5M cash from merger and ~$23M capital raise Valuable Inventory: Vehicles currently ready for customers Q1 2021 LOOKING FORWARD Targeting growth and future profitability 14 IMPROVED FINANCIAL CONDITION *Revenue of Envirotech Vehicles for the quarterly period ended March 31, 2021, as reported in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2021, which includes the revenue of Envirotech Drive Systems, Inc. for such entire quarterly period and the revenue of Envirotech Vehicles for only the post-merger period of March 16, 2021, through March 31, 2021.

GROWTH STRATEGY Drive Shareholder Returns 15

HIGHLIGHTS RECAP Core Product Line Ready For Customers: Four types of vehicles ready for delivery Decreasing total cost of ownership for customers Significant + Growing Market Opportunity: ~30% of medium-sized fleet vehicles expected to be electric by 20401 Increasing government and state incentives Improved Management, Capital Base and Strategy: New management with proven success record New growth capital Clear strategy to scale business New name/branding Robust Pipeline: Growing pipeline of opportunities as fleet owners embrace EV 16 1BloombergNEF Electric Vehicle Outlook 2021

17 INVESTOR RELATIONS CONTACTS

APPENDIX 18

STATE INCENTIVES ACCELERATING ADOPTION CALIFORNIA HVIP TRUCK FUNDING AND SAVINGS DIESEL VS. ELECTRIC COST SAVINGS CLASS 4 ELECTRIC TRUCK PURCHASE COST VS. DIESEL/GAS *GVWR is short for Gross Vehicle Weight Rating Total Savings $16,770 19

STATE INCENTIVES ACCELERATING ADOPTION NEW YORK NYTVIP TRUCK FUNDING AND SAVINGS DIESEL VS. ELECTRIC COST SAVINGS CLASS 4 ELECTRIC TRUCK PURCHASE COST VS. DIESEL/GAS *GVWR is short for Gross Vehicle Weight Rating Total Savings $16,770 20

STATE INCENTIVES ACCELERATING ADOPTION NEW JERSEY NJZIP ZERO EMISSION INCENTIVE PROGRAM DIESEL VS. ELECTRIC COST SAVINGS CLASS 4 ELECTRIC TRUCK PURCHASE COST VS. DIESEL/GAS *GVWR is short for Gross Vehicle Weight Rating Total Savings $16,770 21